UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004

CENTIV, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

	0-27406	94-3173928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 113, Palos Verdes Estates, California 90274
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 717-0626

TABLE OF CONTENTS

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signatures.
Exhibit Index
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

Item 2.  Acquisition or Disposition of Assets.

As reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2004, Centiv, Inc. (“Centiv” or the “Company”) completed its acquisition of Beijing Multimedia Limited, a British Virgin Islands corporation (“Beijing Multimedia”).

Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2004 to include (1) the financial statements of Beijing Multimedia required by Item 7(a) of Form 8-K and (2) the pro forma financial information of the Company required by Item 7(b) of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial States of Businesses Acquired

The following financial statements of Beijing Multimedia Limited required by Item 7(a) of Form 8-K are filed with this report as Exhibit 99.1 and incorporated in this Item 7(a) by reference:

Report of Independent Auditors
Financial Statements-
Balance Sheet
Statements of Operations
Statement of Shareholders’ (Deficit)
Statements of Cash Flows
Notes to Financial Statements

(b)                                 Pro Forma Financial Information

The following consolidated pro forma financial information of Centiv required by Item 7(b) of Form 8-K is filed with this report as Exhibit 99.2 and incorporated in this Item 7(b) by reference:

Unaudited Pro Forma Consolidated Financial Statements-
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2003
Notes to Unaudited Pro Forma Consolidated Balance Sheet
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003
Notes to Unaudited Pro Forma Consolidated Statement of Operations

(c)                                  Exhibits

Exhibit No.	Description

10.1

Stock Purchase Agreement by and among Mak Wai Keung, Shawn, Eagle Treasure Limited, Beijing Multimedia Limited and Centiv, Inc. presented and incorporated by reference in the Current Report on Form 8-K filed February 6, 2004; SEC File 0-23221, Accession Number 1104659-2823.

23.1	Consent of Davis Accounting Group P.C., Independent Auditors

99.1	Financial Statements for Beijing Multimedia Limited as of December 31, 2003, and for the Period from Inception (July 29, 2003) through December 31, 2003.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Centiv, Inc. as of December 31, 2003, and for the Year Ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

CENTIV, INC.

By:	/s/ Mak Wai Keung, Shawn
President, Chief Executive Officer and Director

Date:  May 14, 2004

EXHIBIT INDEX

Exhibit No.	Description

10.2

Stock Purchase Agreement by and among Mak Wai Keung, Shawn, Eagle Treasure Limited, Beijing Multimedia Limited and Centiv, Inc. presented and incorporated by reference in the Current Report on Form 8-K filed February 6, 2004; SEC File 0-23221, Accession Number 1104659-2823.

23.1	Consent of Davis Accounting Group P.C., Independent Auditors

99.1	Financial Statements for Beijing Multimedia Limited as of December 31, 2003, and for the Period from Inception (July 29, 2003) through December 31, 2003.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Centiv, Inc. as of December 31, 2003, and for the Year Ended December 31, 2003.